Vanguard® Baillie Gifford Global Positive Impact Stock Fund
Schedule of Investments (unaudited)
As of September 30, 2023
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value ($000)
Common Stocks (91.8%)
Belgium (2.2%)
	Umicore SA	222,748	5,274
Brazil (3.2%)
*	NU Holdings Ltd. Class A	1,026,760	7,444
Canada (5.7%)
*	Shopify Inc. Class A (XTSE)	203,042	11,080
*	AbCellera Biologics Inc.	497,264	2,287
			13,367
China (2.3%)
*,1	Wuxi Biologics Cayman Inc.	936,500	5,443
Denmark (6.2%)
[1]	Orsted A/S	99,530	5,415
	Novozymes A/S Class B	118,941	4,785
	Chr Hansen Holding A/S	72,675	4,446
			14,646
Indonesia (4.6%)
	Bank Rakyat Indonesia Persero Tbk PT	31,841,017	10,754
Japan (3.5%)
	Daikin Industries Ltd.	27,700	4,342
	M3 Inc.	209,700	3,804
			8,146
Kenya (0.2%)
	Safaricom plc	4,299,300	424
Netherlands (6.7%)
	ASML Holding NV	26,493	15,598
South Africa (2.2%)
*	Discovery Ltd.	722,634	5,235
Taiwan (5.4%)
	Taiwan Semiconductor Manufacturing Co. Ltd. (XTAI)	781,000	12,735
United States (49.6%)
*	MercadoLibre Inc.	15,296	19,394
	Deere & Co.	29,345	11,074
*	Tesla Inc.	40,697	10,183
*	Moderna Inc.	95,678	9,883
*	Alnylam Pharmaceuticals Inc.	52,976	9,382
*	DexCom Inc.	99,312	9,266
*	Duolingo Inc.	49,131	8,149
	Xylem Inc.	86,613	7,884
*	Coursera Inc.	370,889	6,932

		Shares	Market Value ($000)
	Ecolab Inc.	32,777	5,552
*	Illumina Inc.	39,315	5,397
*	Autodesk Inc.	25,830	5,344
*	Remitly Global Inc.	170,533	4,301
*	10X Genomics Inc. Class A	87,555	3,612
*,2	ABIOMED Inc. CVR	16,638	17
			116,370
Total Common Stocks (Cost $226,948)			215,436
Preferred Stock (2.4%)
	Sartorius AG Preference Shares (Cost $6,804)	16,549	5,605
Warrant (4.1%)
*	HDFC Bank Ltd. Exp. 6/30/24 (Cost $9,419)	525,354	9,584
Temporary Cash Investments (1.6%)
Money Market Fund (1.6%)
[3]	Vanguard Market Liquidity Fund, 5.391% (Cost $3,661)	36,617	3,661
Total Investments (99.9%) (Cost $246,832)			234,286
Other Assets and Liabilities—Net (0.1%)			194
Net Assets (100%)			234,480
Cost is in $000.
*	Non-income-producing security.
1	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2023, the aggregate value was $10,858,000, representing 4.6% of net assets.
2	Security value determined using significant unobservable inputs.
3	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
CVR—Contingent Value Rights.
A. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.  Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the valuation designee to represent fair value and subject to oversight by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value.
B. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

C.  Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Schedule of Investments.
The following table summarizes the market value of the fund’s investments as of September 30, 2023, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
Common Stocks—North and South America	137,164	—	17	137,181
Common Stocks—Other	—	78,255	—	78,255
Preferred Stock	—	5,605	—	5,605
Warrant	9,584	—	—	9,584
Temporary Cash Investments	3,661	—	—	3,661
Total	150,409	83,860	17	234,286